SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549



                                 FORM 8-K



           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  February 15, 1994


                             MULTIMEDIA, INC.
          (Exact name of registrant as specified in its charter)


                              South Carolina
              (State or other jurisdiction of incorporation)





         0-6265                         57-0173540
  Commission File Number      (IRS Employer Identification No.)



305 South Main Street, Greenville, South Carolina                   29601
       (Address of principal executive offices)                    Zip Code





                              (803) 298-4373
            Registrant's Telephone Number, Including Area Code
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ITEM 5.   OTHER EVENTS.

On February 15, 1994, Walter E. Bartlett, Chairman and Chief
Executive Officer of Multimedia, Inc. announced that the Company is beginning a series of strategic initiatives outlined in the attached Press Release, which press release is incorporated herein by reference thereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          20.  Press release dated February 15, 1994.

                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        MULTIMEDIA, INC.



Dated:  February 16, 1994     By:_________________________________
                              Robert E. Hamby, Jr.
                              Senior Vice President and
                              Chief Financial Officer




Dated:  February 16, 1994     By:_________________________________
                              Thomas L. Magaha
                              Vice President-Controller